Exhibit 99.4

07/99                                                                     Page 1
                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,970,295,835.51
Beginning of the Month Finance Charge Receivables:            $   125,373,372.08
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 3,095,669,207.59


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,930,005,220.60
End of the Month Finance Charge Receivables:                  $   126,388,522.60
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,056,393,743.20


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,330,000,000.00
End of the Month Transferor Amount                            $   600,005,220.60
End of the Month Transferor Percentage                                    20.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES


      30-59 Days Delinquent                                   $    72,749,569.96
      60-89 Days Delinquent                                   $    45,635,327.96
      90+ Days Delinquent                                     $    98,448,037.86

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07/99                                                                     Page 2

      Total 30+ Days Delinquent                               $   216,832,935.78
      Delinquent Percentage                                                7.09%

Defaulted Accounts During the Month                           $    22,481,127.60
Annualized Default Percentage                                              9.08%

Principal Collections                                             404,865,548.68
Principal Payment Rate                                                    13.63%

Total Payment Rate                                                        14.48%


INVESTED AMOUNTS


      Class A Initial Invested Amount                         $   322,000,000.00
      Class B Initial Invested Amount                         $    28,000,000.00

INITIAL INVESTED AMOUNT                                       $   350,000,000.00

      Class A Invested Amount                                 $   368,000,000.00
      Class B Invested Amount                                 $    32,000,000.00

INVESTED AMOUNT                                               $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            13.47%
PRINCIPAL ALLOCATION PERCENTAGE                                           13.47%


MONTHLY SERVICING FEE                                         $       500,000.00

INVESTOR DEFAULT AMOUNT                                       $     3,027,466.01


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

      Class A Finance Charge Collections                      $     5,835,721.35
      Other Amounts                                           $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     5,835,721.35
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07/99                                                                     Page 3

      Class A Monthly Interest                                $     1,779,484.44
      Class A Servicing Fee                                   $       460,000.00
      Class A Investor Default Amount                         $     2,785,268.73

TOTAL CLASS A EXCESS SPREAD                                   $       810,968.18


REQUIRED AMOUNT                                               $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

      Class B Finance Charge Collections                      $       507,454.05
      Other Amounts                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       507,454.05


      Class B Monthly Interest                                $       158,293.33
      Class B Servicing Fee                                   $        40,000.00


TOTAL CLASS B EXCESS SPREAD                                   $       309,160.72


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     1,120,128.90


      Excess Spread Applied to Required Amount                $             0.00

      Excess Spread Applied to Class A Investor               $             0.00
      Charge Offs

      Excess Spread Applied to Class B                        $       242,197.28
      Interest, Servicing Fee and Default
      Amount

      Excess Spread Applied to Reductions of                  $             0.00
      Class B Invested Amount
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07/99                                                                     Page 4

      Excess Spread Applied to Monthly Cash                   $        29,866.67
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $       848,064.95
      Account

      Excess Spread Applied to other amounts owed             $             0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $             0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $             0.00


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-C

      Excess Finance Charge Collections Applied to            $             0.00
      Required Amount

      Excess Finance Charge Collections Applied to            $             0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to            $             0.00
      Class B Interest, Servicing Fee and Default Amounts

      Excess Finance Charge Collections Applied to            $             0.00
      Reductions of Class B Invested Amount

      Excess Finance Charge Collections Applied to            $             0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to            $             0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to            $             0.00
      other amounts owed Cash Collateral Depositor
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07/99                                                                     Page 5

YIELD AND BASE RATE --

      Base Rate (Current Month)                                            7.45%
      Base Rate (Prior Month)                                              7.26%
      Base Rate (Two Months Ago)                                           7.17%

THREE MONTH AVERAGE BASE RATE                                              7.29%

      Portfolio Yield (Current Month)                                      9.95%
      Portfolio Yield (Prior Month)                                       13.92%
      Portfolio Yield (Two Months Ago)                                    11.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.78%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

      Class A Principal Collections                           $    50,160,266.53

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

      Class B Principal Collections                           $     4,361,762.32

TOTAL PRINCIPAL COLLECTIONS                                   $    54,522,028.85

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                          $             0.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00
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07/99                                                                     Page 6

CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    54,522,028.85
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00


CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                         $    52,000,000.00
      Available Cash Collateral Amount                        $    52,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                -------------------------------
                                                Tracie H. Klein
                                                First Vice President